EXHIBIT 32.1

  Certification by the Principal Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act Of 2002


  Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Iroquois Gas Transmission System, L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), does hereby certify that, to the best of such officer's knowledge:

     1. The accompanying Quarterly Report of the Partnership on Form 10-Q for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                          /s/ E.J. Holm
                                          __________________________
                                          E. J. Holm
                                          President
                                          August 13, 2004



                                          /s/ Paul Bailey
                                          ___________________________
                                          Paul Bailey
                                          Vice President and Chief
                                          Financial Officer
                                          August 13, 2004